UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2008

SUPPORTSOFT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1900 Seaport Blvd., Third Floor, Redwood City, CA 94063

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2008, SupportSoft, Inc. (the “Company”) issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the third quarter of 2008.

The information contained in this Current Report on Form 8-K and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference to any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On October 29, 2008, the Company amended and restated the employment offer letter of Michael Sayer, the Company’s Executive Vice President and General Manager, Enterprise Solutions business, dated as of April 24, 2006, primarily to comply with Section 409A of the Internal Revenue Code of 1986. The Company also made certain related changes to Mr. Sayer’s compensation as a result of Mr. Sayer’s recent promotion to Executive Vice President and General Manager of the Company’s Enterprise Solutions Group. Reflecting his role as a business leader rather than a sales executive, effective January 1, 2009, Mr. Sayer’s maximum annual incentive bonus opportunity under our Executive Incentive Compensation Plan will be set at 60% rather than 100% of his annual salary, subject to further adjustment by the Compensation Committee of the Company’s Board of Directors. In the event that Mr. Sayer’s employment is involuntarily terminated, he will be entitled to a lump sum payment equal to six months of his annual base salary at the rate in effect at the time of his termination. The separation payment will be subject to Mr. Sayer’s timely execution of a general release and waiver of claims in favor of the Company.

The foregoing description of Mr. Sayer’s amended and restated employment offer letter does not purport to be complete, and is qualified in its entirety by the full text of the amended and restated employment offer letter, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated October 29, 2008

10.1	Amended and Restated Employment Agreement between Michael Sayer and the Company, dated October 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2008

SUPPORTSOFT, INC.

By:	/s/ Shelly Schaffer
Name:	Shelly Schaffer
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 29, 2008

10.1	Amended and Restated Employment Agreement between Michael Sayer and the Company, dated October 29, 2008